Exhibit 99.1

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of [•], 2015, is entered into by and among [•] (“Stockholder”), ASTELLAS PHARMA INC., a company organized under the laws of Japan (“Parent”), and LAUREL ACQUISITION INC., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”).

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Merger Sub and Ocata Therapeutics, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or modified after the date hereof, the “Merger Agreement”), providing, among other things, for (a) Merger Sub to commence a tender offer (the “Offer”) for each issued and outstanding share of the common stock, par value $0.001 per share, of the Company (the “Shares”), and (b) the merger of Merger Sub with and into the Company (the “Merger”);

WHEREAS, as a condition of and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent and Merger Sub have required that Stockholder enter into this Agreement; and

NOW, THEREFORE, in consideration of the covenants, premises, representations and warranties, and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth in this Agreement, the parties hereby agree as follows:

1.                                      Certain Definitions.

For the purposes of this Agreement, capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in this Section 1.

“Acquisition Proposal” has the meaning set forth in the Merger Agreement.

“Additional Owned Shares” means all Shares and any other Company Securities that are beneficially owned by Stockholder or any of its Affiliates and that are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” has the meaning set forth in the Merger Agreement; provided that the Company shall be deemed not to be an Affiliate of Stockholder.

“Bankruptcy and Equity Exceptions” has the meaning assigned thereto in Section 6(d) hereof.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Business Day” has the meaning set forth in the Merger Agreement.

“Closing” has the meaning set forth in the Merger Agreement.

“Company” has the meaning set forth in the recitals hereto.

“Company Securities” has the meaning set forth in the Merger Agreement.

“Covered Shares” means the Owned Shares and any Additional Owned Shares.

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“Disclosed Owned Securities” has the meaning assigned thereto in Section 6(a) hereof.

“Effective Time” has the meaning set forth in the Merger Agreement.

“Exchange Act” has the meaning set forth in the Merger Agreement.

“Expiration Date” has the meaning set forth in the Merger Agreement.

“Governmental Authority” has the meaning set forth in the Merger Agreement.

“HSR Act” has the meaning set forth in the Merger Agreement.

“Law” has the meaning set forth in the Merger Agreement.

“Liens” has the meaning assigned thereto in Section 6(a) hereof.

“Offer Documents” has the meaning set forth in the Merger Agreement.

“Owned Shares” means all Shares which are beneficially owned by Stockholder or any of its Affiliates as of the date hereof as set forth opposite such Stockholder’s name on Schedule 1.

“Person” has the meaning set forth in the Merger Agreement.

“Proceedings” has the meaning set forth in the Merger Agreement.

“Representatives” has the meaning set forth in the Merger Agreement.

“SEC” has the meaning set forth in the Merger Agreement.

“Subsidiary” has the meaning set forth in the Merger Agreement.

“Third Party” has the meaning set forth in the Merger Agreement.

“Transfer” means, with respect to any Covered Share, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Covered Share or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.  As a verb, “Transfer” shall have a correlative meaning.

2.                                      Tender of the Shares.

(a)                                 Subject to the terms of this Agreement, Stockholder hereby agrees that it shall tender (and deliver any certificates evidencing) its Covered Shares, or cause its Covered Shares to be tendered, into the Offer, free and clear of all Liens other than restrictions on Transfer or voting as created by this Agreement or under applicable securities Laws, promptly, and in any event no later than the latest of (but in any event prior to the Expiration Date): (i) ten Business Days following the commencement of the Offer; (ii) within three Business Days following receipt of the Offer Documents by the Stockholder and (iii) in the case of Additional Owned Shares, within three Business Days following acquisition thereof.  Stockholder agrees that it will not withdraw the Covered Shares, or cause the Covered Shares to be withdrawn, from the Offer unless and until this Agreement is terminated in accordance with Section 8.

(b)                                 If (i) the Offer is terminated or withdrawn by Merger Sub, (ii) the Merger Agreement is terminated prior to the acceptance for payment of the Covered Shares in the Offer or (iii) this Agreement is terminated in accordance with Section 8, then in each case Merger Sub shall promptly return, and shall cause any depositary acting on behalf of Merger Sub to return, all the Covered Shares tendered by Stockholder in the Offer to Stockholder.

3.                                      Voting Agreement.  Subject to the terms hereof, at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought as to a matter described in any of clauses (a), (b), and (c) below, Stockholder shall, and shall cause the holder of record of any Covered Shares to (to the extent that any of such Stockholder’s Covered Shares are not purchased in the Offer), (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all Covered Shares:

(a)                                 against any Acquisition Proposal;

(b)                                 against any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, share exchange, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company; and

(c)                                  against any proposal, action or agreement that would reasonably be expected to (i) prevent or nullify any provision of this Agreement, (ii) result in any of the conditions of the Offer set forth in Annex I of the Merger Agreement or the conditions to the Merger set forth in Article 8 of the Merger Agreement not being satisfied or (iii) impede, interfere with or prevent the consummation of the Offer or the Merger.

Additionally, Stockholder shall not propose, commit or agree to take any action inconsistent with any of the foregoing clauses (a), (b), and (c).

4.                                      No Disposition or Solicitation.

(a)                                 No Disposition or Adverse Act. Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, the Merger Agreement or the Offer Documents, Stockholder shall not (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Parent (other than

Transfers by operation of law, in which case this Agreement shall bind the transferee), (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 3 hereof or (iv) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 3 hereof.  Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 4(a) shall be null and void.  Notwithstanding the foregoing, Stockholder may Transfer Covered Shares under a trading plan pursuant to Rule 10b5-1 under the Exchange Act in existence on the date of this Agreement.

(b)                                 Non-Solicitation. Subject to Section 9, Stockholder shall, and shall cause its Representatives to, immediately cease and cause to be terminated any existing solicitations, encouragements, facilitations, discussions or negotiations with any Third Party with respect to an Acquisition Proposal.  Until the termination of this Agreement pursuant to, and in accordance with Section 8, Stockholder shall not, and Stockholder shall cause its Representatives not to: (i) solicit, initiate, propose or take any action to knowingly encourage any inquiries or the submission of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal, (ii) except to the extent the Company is permitted to do so under the Merger Agreement, enter into, continue or otherwise knowingly participate in any discussions or negotiations regarding, furnish to any Third Party any information or data relating to, afford access to the business, properties, assets, books or records of the Company or the Company Subsidiary in connection with, or otherwise cooperate with any Person with respect to, any Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or (iii) propose or agree to do any of the foregoing.  Nothing in this Section 4(b) shall prohibit Stockholder or its Representatives from informing any Person of the existence of the provisions contained in this Section 4(b). Stockholder acknowledges that any violation of the restrictions set forth in this Section 4(b) by its Representatives shall be deemed to be a breach of this Section 4(b) by Stockholder.

5.                                      Additional Agreements.

(a)                                 Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition by Stockholder or any of its Affiliates of Additional Owned Shares or other Company Securities, (i) the type and number of Covered Shares shall be adjusted appropriately, and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other Company Securities issued to or acquired by Stockholder or any of its Affiliates.

(b)                                 Stop Transfer; Legends. In furtherance of this Agreement, Stockholder hereby authorizes and instructs the Company (including through the Company’s transfer agent) to enter a stop transfer order with respect to all of the Covered Shares and to legend the certificates evidencing the Covered Shares.  The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon termination of this Agreement in accordance with Section 8.

(c)                                  Waiver of Appraisal and Dissenters’ Rights and Actions.  Stockholder hereby (i) irrevocably waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or join in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, the Company’s directors or any of their respective successors, in each case, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Offer or the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement (B) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with the Merger Agreement or any of the transactions contemplated thereby, (C) with respect to SEC disclosure (or other disclosure to the holders of Shares) in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby, or (D) against Parent, Merger Sub or their respective Representatives in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby.

(d)                                 Communications.  Unless required by applicable Law, Stockholder shall not make any press release, public announcement or other communication with respect to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent (such consent not to be unreasonably withheld).  Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent of Stockholder’s identity and holding of Covered Shares, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement in any public disclosure document required by applicable Law in connection with the Offer or the Merger or any other transactions contemplated by the Merger Agreement and (ii) Stockholder agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document if and to the extent that any such information shall have become false or misleading in any material respect.

(e)                                  Spousal Consent.  If Stockholder is married and any of the Covered Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, Stockholder shall deliver to Parent and Merger Sub, concurrently herewith, a duly executed consent of Stockholder’s spouse, in the form attached hereto as Exhibit A.

6.                                      Representations and Warranties of Stockholder.

Stockholder hereby represents and warrants to Parent as follows:

(a)                                 Title.  Stockholder is the sole record and/or beneficial owner of (i) the Owned Shares and (ii) the Company Securities convertible into or exchangeable or exercisable for Owned Shares or other Company Securities, in each case, set forth on Schedule 1 (the “Disclosed Owned Securities”).  The Disclosed Owned Securities constitute all of the Company Securities owned of record or beneficially by Stockholder or its Affiliates on the date hereof and neither Stockholder nor any of its Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Shares or any other Company Securities or any Company Securities convertible into or exchangeable or exercisable for Shares or such other Company Securities, in each case other than the Disclosed Owned Securities.  Stockholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 4 and 5 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Covered Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement.  Except as permitted by this Agreement, the Covered Shares and the certificates representing such Covered Shares, if any, are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Owned Shares (other than as created by this Agreement or under applicable securities Laws) (collectively, “Liens”).

(b)                                 Organization.  Stockholder is an individual resident of the State of [•].

(c)                                  Authority.  Stockholder has full legal capacity to execute, deliver and perform all of Stockholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(d)                                 Validity of Agreement. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming due and valid authorization, execution and delivery of this Agreement by Parent and Merger Sub, is a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar Laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at Law) (collectively, the “Bankruptcy and Equity Exceptions”).  If Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be valid and binding, this Agreement has been duly and validly authorized, executed and delivered by, and constitutes the valid and binding obligation of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms, subject to Bankruptcy and Equity Exceptions.

(e)                                  No Conflict or Default.  Except for any competition, antitrust and investment Laws or regulations of foreign jurisdictions and the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other Person is necessary for the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby and the compliance by Stockholder with the provisions hereof.  None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancelation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets may be bound, (ii) violate any judgment, Law, order, writ, injunction, decree or award of any Governmental Authority that is applicable to Stockholder or any of Stockholder’s properties or assets, or (iii) constitute a violation by Stockholder of any applicable Law or regulation of any jurisdiction, in each case, except for any conflict, breach, default or violation described above which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(f)                                   No Litigation.  As of the date hereof, there is no Proceeding pending or, to the knowledge of Stockholder, threatened in writing against Stockholder at Law or in equity before or by any Governmental Authority that would reasonably be expected to impair or delay the ability of Stockholder to perform timely its obligations under this Agreement or consummate timely the transactions contemplated by this Agreement.

(g)                                  No Fees.  Stockholder has not employed any investment banker, broker, financial advisor, finder or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder’s, financial advisory or similar fee or commission from Stockholder in connection with this Agreement or the transactions contemplated by this Agreement.

(h)                                 Receipt; Reliance.  Stockholder has received and reviewed a copy of the Merger Agreement.  Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

7.                                      Representations and Warranties of Parent and Merger Sub.

Parent and Merger Sub hereby represent and warrant to Stockholder as follows:

(a)                                 Organization.  Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its organization.

(b)                                 Authority.  Each of Parent and Merger Sub has all necessary power and authority and legal capacity to execute, deliver and perform all of its obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of either Parent or Merger Sub or its board of directors are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(c)                                  Validity of Agreement.  This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming due and valid authorization, execution and delivery of this Agreement by Stockholder, is a valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(d)                                 No Conflict or Default.  Except for any competition, antitrust and investment Laws or regulations of foreign jurisdictions and the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other Person is necessary for the execution and delivery of this Agreement by each of Parent and Merger Sub, the consummation by each of Parent and Merger Sub of the transactions contemplated hereby and the compliance by each of Parent and Merger Sub with the provisions hereof.  None of the execution and delivery of this Agreement by each of Parent and Merger Sub, the consummation by each of Parent and Merger Sub of the transactions contemplated hereby or compliance by Parent and Merger Sub with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancelation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which either of Parent and Merger Sub is a party or by which either of Parent and Merger Sub or any of their properties or assets may be bound, (ii) violate any judgment, Law, order, writ, injunction, decree or award of any Governmental Authority that is applicable to either of Parent and Merger Sub or any of their properties or assets, or (iii) constitute a violation by either of Parent and Merger Sub of any applicable Law or regulation of any jurisdiction, in each case, except for any conflict, breach, default or violation described above which would not adversely affect in any material respect the ability of Parent and Merger Sub to perform their respective obligations hereunder or consummate the transactions contemplated hereby.

8.                                      Termination.  This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earliest of (a) the mutual written agreement of Parent and Stockholder, (b) the Effective Time, (c) the termination of the Merger Agreement in accordance with its terms, and (d) the date of entry without the prior written consent of Stockholder into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in a decrease in the Offer Price (as defined in the Merger Agreement on the date hereof).  Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (i) nothing in this Agreement shall relieve any party hereto from liability for any material breach of this Agreement prior to its termination and (ii) this Section 8 and Section 10 (excluding Section 10(b)) shall survive any termination of this Agreement.

9.                                      No Limitation.  Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company.  Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s Representatives who is an officer or member of the board of directors of the Company from taking any action (or failure to act) in his or her capacity as an officer or member of the board of directors of the Company or from taking any action with respect to any Acquisition Proposal solely in their capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

10.                               Miscellaneous.

(a)                                 Entire Agreement; Third-Party Beneficiaries.  This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(b)                                 Reasonable Efforts.  Subject to the terms and conditions of this Agreement, Stockholder agrees to execute and deliver such additional documents as Parent may reasonably request and use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby as promptly as practicable.  Without limiting the foregoing, Stockholder shall execute and deliver to Parent and any of its designees any proxies, including with respect to Additional Owned Shares, reasonably requested by Parent with respect to Stockholder’s voting obligations under this Agreement.

(c)                                  No Assignment.  This Agreement shall not be assigned by any of the parties by operation of Law or otherwise without the prior written consent of the other parties; provided that each of Parent or Merger Sub may assign their respective rights and obligations hereunder to any of their Affiliates without the consent of the Stockholder, but no such assignment shall relieve Parent or Merger Sub, as the case may be, of its obligations hereunder.  Any attempted or purported assignment in violation of this Section 10(c) will be null and void.

(d)                                 Binding Successors.  Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares beneficially owned by Stockholder and its Affiliates and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of Law or otherwise, including Stockholder’s heirs, guardians, administrators, representatives or successors.

(e)                                  Modification or Amendments.  Subject to the provisions of applicable Law, any provision of this Agreement may be amended or waived, but only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(f)                                   Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (i) upon receipt, if delivered personally, (ii) three Business Days after deposit in the mail, if sent by registered or certified mail, (iii) on the next Business Day after deposit with an overnight courier, if sent by overnight courier, (iv) upon transmission, if sent by facsimile or email transmission prior to 6:00 p.m., local time, in the place of receipt and receipt is confirmed or (v) on the next Business Day following transmission, if sent by facsimile or email transmission after 6:00 p.m., local time, in the place of receipt and receipt is confirmed; provided that the notice or other communication is sent to the address, facsimile number or email address set forth beneath the name of such party below (or to such other address, facsimile number or email address as such party shall have specified in a written notice to the other parties):

If to Stockholder:

At the address and facsimile number set forth on Schedule 1 hereto.

Copy to (which shall not constitute notice):

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attention:                                         Mitchell S. Bloom, Esq.

James A. Matarese, Esq.

Andrew H. Goodman, Esq.

Fax                                                                           (617) 523-1231

Email:                                                            mbloom@goodwinprocter.com

jmatarese@goodwinprocter.com

agoodwin@goodwinprocter.com

If to Parent or Merger Sub:

Astellas Pharma Inc.

2-5-1, Nihonbashi Honcho, Chuo-ku

Tokyo 103-8411, Japan

Attention:  Vice President, Legal & Compliance

Fax:  +81-3-3244-5811

Email:  kazunori.okimura@astellas.com

Copy to (which shall not constitute notice):

Laurel Acquisition Inc.

1 Astellas Way

Northbrook, IL  60062

Attention:  Secretary

Fax:                       (224) 205-5895

Email:  linda.friedman@astellas.com

Copy to (which shall not constitute notice):

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY  10018

Attention:                                         Scott F. Smith

Jack S. Bodner

Fax:                                                                       (646) 441-9056

(646) 441-9079

Email:                                                            ssmith@cov.com

jbodner@cov.com

(g)                                  Severability.  If any term or provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement and the application of such provision to other Persons or circumstances shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  If any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled.

(h)                                 Specific Performance and Other Remedies.  The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at Law would exist and damages would be difficult to determine and that the parties shall be entitled to injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms and provisions of this Agreement as set forth in Section 10(k) without necessity of posting bond or other security (any requirements therefor being expressly waived).  In the event that any such action is brought in equity to enforce the provisions of this Agreement, no party will allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The parties hereto further agree that (i) by seeking any remedy provided for in this Section 10(h), a party shall not in any respect waive its right to seek any other form of relief that may be available to such party under this Agreement and (ii) nothing contained in this Section 10(h) shall require any party hereto to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 10(h) before exercising any other right under this Agreement.

(i)                                     No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at Law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(j)                                    Governing Law.  This Agreement and any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof (whether based on contract, tort or otherwise) shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts to be made and performed entirely therein without giving effect to Laws that may be applicable under principles of conflicts of law that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(k)                                 Submission to Jurisdiction.  Each of the parties hereto irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, will be brought and determined exclusively in the Delaware Chancery Court and any state appellate court therefrom within the State of Delaware (or, if the Delaware Chancery Court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with Section 10(f), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the Proceeding in such court is brought in an inconvenient forum, (B) the venue of such Proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Each of the parties hereto agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10(f) and agrees that service made in such manner shall have the same legal force and effect as if served upon such party personally within the State of Delaware.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(l)                                     Waiver of Jury Trial.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY THEREOF OR ANY TRANSACTIONS CONTEMPLATED

BY THIS AGREEMENT.  EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NEITHER THE OTHER PARTY HERETO NOR ITS REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 10(l).  ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(m)                             Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.  For purposes of this Agreement, whenever the context requires:  the singular number shall include the plural, and vice versa; and the masculine gender shall include the feminine gender and vice versa, and either shall also include the neuter gender and vice versa.  The words “include,” “includes” and “including” shall not be terms of limitation and shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  No provision of this Agreement shall be interpreted for or against any party hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto because that party or its legal representatives drafted the provision.  The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.

(n)                                 Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or email (in .pdf or other format) shall be sufficient to bind the parties to the terms and conditions of this Agreement.

(o)                                 Expenses.  Except as otherwise expressly provided in this Agreement, all direct and indirect costs and expenses incurred in connection with this Agreement shall be borne by the party incurring such expenses.

(p)                                 No Ownership Interest.  Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and Parent and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Covered Shares, except as otherwise provided in this Agreement.

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IN WITNESS WHEREOF, each of Parent, Merger Sub and Stockholder has caused this Agreement to be executed as of the date first written above.

ASTELLAS PHARMA INC.

By:
Name:
Title:

LAUREL ACQUISITION INC.

By:
Name:
Title:

[Signature page to Support Agreement]

[STOCKHOLDER]

By:
Name:
Title:

[Signature page to Support Agreement]

SCHEDULE 1

DISCLOSED OWNED SECURITIES AND NOTICE ADDRESS

Name and Contact Information for Stockholder	Number of Shares Beneficially Owned

[NAME] [ADDRESS] Attention: [•] Fax: [•] Email: [•]

EXHIBIT A

CONSENT OF SPOUSE

In consideration of the execution of that certain Support Agreement, (the “Support Agreement”), dated as of [•], 2015, by and among [•] (“Stockholder”), ASTELLAS PHARMA INC., a company organized under the laws of Japan (“Parent”), and LAUREL ACQUISITION INC., a Delaware corporation and a subsidiary of Parent (“Merger Sub”), I, the undersigned, spouse of [•], have been given a copy of, and have had an opportunity to review, the Support Agreement and clearly understand the provisions contained therein.

I hereby approve the Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Support Agreement.  I agree to be bound by and accept the provisions of the Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Shares (as defined in the Support Agreement) of the Company held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Support Agreement.

(Signature)

Name:
(Please Print)

Dated:		, 2015

SCHEDULE OF SIGNATORIES TO SUPPORT AGREEMENT

1)                                     Eddy Anglade

2)                                     Michael Heffernan

3)                                     Hermanus LeRoux Jooste

4)                                     Robert Langer

5)                                     Robert Lanza

6)                                     Bran Levy

7)                                     Zohar Loshitzer

8)                                     Edward Myles

9)                                     Gregory Perry

10)                              Alan Shapiro

11)                              Paul Wotton